Exhibit 99.1

LOS ANGELES SINGAPORE KUALA LUMPUR BANGKOK SUZHOU TIANJIN CHONGQING

FOR IMMEDIATE RELEASE	Company Contact: A. Charles Wilson Chairman (818) 787-7000	Investor Contact: Berkman Associates (310) 927-3108 info@BerkmanAssociates.com

Trio-Tech First Quarter Net Income Increased

To $0.23 Per Share Versus $0.00

As Revenue Surged 49%

Van Nuys, CA -- November 15, 2021 – Trio-Tech International (NYSE MKT: TRT) today announced financial results for the first quarter of fiscal 2022.

Total revenue for the three months ended September 30, 2021 increased 49% to $10,171,000 compared to $6,841,000 for the first quarter of fiscal 2021. Manufacturing revenue advanced 36%, testing services revenue increased 56%, and distribution revenue rose 59% compared to the year-earlier period.

Overall gross margin increased to 31% of total revenue compared to 22% for last year’s first quarter, while operating expenses declined to 22% of revenue from 27%. As a result, operating income increased to $970,000 for this year’s first quarter, compared to an operating loss of $327,000 for the same quarter a year ago.

Net income for the first quarter of fiscal 2022 was $917,000, or $0.23 per diluted share. This compares to a net loss of $8,000, or $0.00 per share, for the first quarter a year ago.

Shareholders' equity at September 30, 2021 increased to $26,704,000, or $6.82 per outstanding share, compared to $26,053,000, or $6.66 per outstanding share, at June 30, 2021. There were approximately 3,913,055 common shares outstanding at both September 30, and June 30, 2021.

CEO Comments

S.W. Yong, Trio-Tech's CEO, said, “The 49% growth in first quarter revenue, and the improvements in gross margin, operating and net income reflect higher order rates from customers across our operations, improved operating efficiency, firming prices for testing services and a favorable product mix. Our backlog remains strong, as we continue to benefit from our strategy of providing close-in product and testing services for our major customers. We remain optimistic regarding opportunities for the remainder of the fiscal year as we work to finalize a contract with our customer for testing and burn-in services related to a variety of semiconductor components with applications in computing and automotive electronics.”

(more)

16139 Wyandotte Street, Van Nuys, CA 91406,  USA  ●  TEL:  (818) 787-7000  ●  FAX  (818) 787-9130

Trio-Tech First Quarter Net Income Increased To $0.23 Per Share Versus $0.00

November 15, 2021

Page Two

About Trio‑Tech

Established in 1958, Trio-Tech International is located in Van Nuys, California, with its Principal Executive Office and regional headquarter in Singapore. Trio-Tech International is a diversified business group with interests in semiconductor testing services, manufacturing and distribution of semiconductor testing equipment, and real estate. Our subsidiary locations include Tianjin, Suzhou, Chongqing in China, as well as Kuala Lumpur Malaysia and Bangkok Thailand. Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com and www.universalfareast.com.

Forward Looking Statements

This press release contains statements that are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company. In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; public health issues related to the COVID-19 pandemic; political and trade tension between U.S and China and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this Quarterly Report are forward looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology. Forward looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions.

(tables attached)

TRIO‑TECH INTERNATIONAL AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30,
	2021	2020
Revenue
Manufacturing	$3,562	$2,625
Testing services	4,600	2,954
Distribution	1,998	1,258
Real estate	11	4
	10,171	6,841
Cost of Sales
Cost of manufactured products sold	2,434	1,937
Cost of testing services rendered	2,883	2,322
Cost of distribution	1,656	1,047
Cost of real estate	19	17
	6,992	5,323

Gross Margin	3,179	1,518

Operating Expenses:
General and administrative	1,980	1,660
Selling	147	111
Research and development	82	75
Gain on disposal of property, plant and equipment	--	(1)
Total operating expenses	2,209	1,845

Income (Loss) from Operations	970	(327)

Other Income (Expenses)
Interest expenses	(28)	(37)
Other income, net	161	211
Total other income	133	174

Income (Loss) from Continuing Operations before Income Taxes	1,103	(153)

Income Tax Expense	(180)	(7)

Income (Loss) from Continuing Operations before Non-controlling Interest, net of tax	923	(160)

Income (loss) from discontinued operations, net of tax	5	(6)
NET INCOME (LOSS)	928	(166)

Less: Net income (loss) attributable to the non-controlling interest	11	(158)
Net Income (Loss) attributable to Trio-Tech International	917	(8)

Net Income (Loss) Attributable to Trio-Tech International:
Income (Loss) from continuing operations, net of tax	914	(5)
Income (loss) from discontinued operations, net of tax	3	(3)
Net Income (Loss) Attributable to Trio-Tech International	$917	$(8)

Earnings per share
Basic earnings per share	$0.23	$0.00
Diluted earnings per share	$0.23	$0.00

Weighted Average Shares Outstanding - Basic	3,913	3,686
Weighted Average Shares Outstanding - Diluted	4,007	3,766

TRIO‑TECH INTERNATIONAL AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30,
	2021	2020

Comprehensive Income (Loss) Attributable to Trio-Tech International:
Net income (loss)	$928	$(166)
Foreign currency translation, net of tax	(289)	640
Comprehensive Income	639	474
Less: comprehensive income (loss) attributable to non-controlling interests	4	(122)
Comprehensive Income Attributable to Trio-Tech International	$635	$596

TRIO‑TECH INTERNATIONAL AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Sep. 30,	Jun. 30,
	2021	2021
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,173	$5,836
Short-term deposits	5,925	6,651
Trade accounts receivable, net	9,403	8,293
Other receivables	692	662
Inventories, net	2,410	2,080
Prepaid expenses and other current assets	1,315	418
Financed Sales Receivable	20	19
Total current assets	24,938	23,959
Deferred tax assets	226	217
Investment properties, net	661	681
Property, plant and equipment, net	9,333	9,531
Operating lease right-of-use assets	2,901	1,876
Other assets	296	262
Financed Sales Receivable	34	39
Restricted term deposits	1,722	1,741
Total non-current assets	15,173	14,347
TOTAL ASSETS	$40,111	$38,306

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Lines of credit	$249	$72
Accounts payable	3,224	3,702
Accrued expenses	3,872	3,363
Income taxes payable	457	314
Current portion of bank loans payable	438	439
Current portion of finance leases	180	197
Current portion of operating leases	869	672
Total current liabilities	9,289	8,759
Bank loans payable, net of current portion	1,489	1,621
Finance leases, net of current portion	211	253
Operating leases, net of current portion	2,033	1,204
Income taxes payable	326	385
Deferred tax liabilities	30	--
Other non-current liabilities	29	31
Total non-current liabilities	4,118	3,494
TOTAL LIABILITIES	13,407	12,253

EQUITY
TRIO-TECH INTERNATIONAL'S SHAREHOLDERS' EQUITY:
Common stock, no par value, 15,000,000 shares authorized; 3,913,055 issued and outstanding at September 30 and June 30, 2021, respectively	12,178	12,178
Paid-in capital	4,245	4,233
Accumulated retained earnings	7,741	6,824
Accumulated other comprehensive gain-translation adjustments	2,117	2,399
Total Trio-Tech International shareholders' equity	26,281	25,634
Non-controlling interest	423	419
TOTAL EQUITY	26,704	26,053
TOTAL LIABILITIES AND EQUITY	$40,111	$38,306